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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 26, 2005

                           THE A CONSULTING TEAM, INC.
             (Exact name of registrant as specified in its charter)

         NEW YORK                   0-22945                13-3169913
(State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)          File Number)           Identification No.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 979-8228

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. OTHER EVENTS.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated July 26, 2005 attached hereto as Exhibit Number 99.1, which is incorporated by reference herein in its entirety.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.                         Description

99.1                                Press release dated July 26, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE A CONSULTING TEAM, INC.


         DATE:  July 28, 2005         By:  /s/ Shmuel BenTov
                                           -------------------------------------
                                           Shmuel BenTov, Chairman
                                           Chief Executive Officer and President